Exhibit 10.42


October 7, 1997

CREEKSIDE BUILDING LLC,
a Washington limited liability company
c/o McMorgan & Company, Asset Manager
One Bush Street, Suite 800
San Francisco, CA 94104

RE:   Subleases

Ladies and Gentlemen:

The signature of Creekside Building LLC ("Landlord") to this letter shall confirm Landlord's agreement pursuant to Section 1A.3 and 17 of the Lease dated September 30, 1997 by and between Landlord and Pacific Aerospace & Electronics, Inc. ("Tenant") that subleases by Tenant to MONITRx, Jungle Street, Inc., and Digital Networks Associates are approved and acceptable to Landlord. Tenant will provide Landlord with a copy of such subleases, once the same are fully executed.

Please indicate your approval by signing the duplicate copy of the letter enclosed, and returning the same to us.

Very truly yours,

PACIFIC AEROSPACE & ELECTRONICS, INC.


By  /s/ DONALD A. WRIGHT
    -----------------------------------
    Donald A. Wright, Its President/CEO


AGREED AND APPROVED

CREEKSIDE BUILDING LLC, a Washington limited liability company

By WELLS FARGO BANK, N.A., AS CORPORATE CO-TRUSTEE FOR AUTOMOTIVE INDUSTRIES PENSION TRUST FUND; AND FOR STATIONARY ENGINEERS LOCAL NO. 30 PENSION TRUST FUND; AND FOR STATIONARY ENGINEERS LOCAL NO. 39 ANNUITY TRUST FUND, as authorized signatory for all Members

By MCMORGAN & COMPANY                       By /s/
   ------------------------------------        ---------------------------------
   Its Investment Manager                      Its Vice President

   /s/ PATRICK G. MURRAY                   /s/
   ------------------------------------    -------------------------------------
By  Patrick G. Murray                      By
    Its Vice President                     Its Vice President